                                                 EXHIBIT 21                    - MARCH 27 1995
                                                                 PERCENTAGE
                                                                  OF VOTING
                                                                 SECURITIES
                                                 JURISDICTION    OWNED BY
                                                  UNDER WHICH    IMMEDIATE
NAME                                               ORGANIZED     PARENT (%)    IMMEDIATE PARENT
Domestic:

The Interpublic Group of Companies, Inc.         Delaware            -         -
  (Registrant)
Casablanca Productions                           California          100       Registrant
The Fulfillment House                            California          100       Registrant
Dailey & Associates                              California          100       Registrant
International Business Services, Inc.            California          100       Infoplan International, Inc.
NRG Vitamins                                     California          100       Registrant
North Light, Ltd.                                California          100       Dailey & Associates
Radio Home Shopping Network                      California          100       Registrant
Specialized Media/Marketing Services, Inc.       California          100       Registrant
Sports Call, Inc.                                California          100       Registrant
Spotlink Incorporated                            California          100       Registrant
Television Marketing Group, Inc.                 California          100       Registrant
The Phillips-Ramsey Co.                          California          100       Registrant
University Sports Connection                     California          100       Registrant
US Yellow Pages, Inc.                            California          100       Registrant
Western International Media Corporation          California          100       Registrant
Western International Entertainment              California          100       Registrant
     Corporation
Western International Premiums Corporation       California          100       Registrant
Western International Syndication Corporation    California          100       Registrant
Western Media Associates, Inc.                   California          100       Registrant

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
McCann-Erickson Event Marketing, Inc.            Colorado            100       McCann-Erickson USA, Inc.
Ammirati & Puris Holdings, Inc.                  Delaware            100       Registrant
Ammirati & Puris, Ltd.                           Delaware            100       Registrant
Asian Media Corporation                          Delaware            100       Registrant
Asset Recovery Group, Inc.                       Delaware            100       Registrant
Broadcast Audit Bureau                           Delaware            100       Registrant
Business Science Research Corporation, Inc.      Delaware            100       Registrant
Healthcare Capital, Inc.                         Delaware            100       McCann Healthcare, Inc.
Infoplan International, Inc.                     Delaware            100       Registrant
Interpublic Television, Inc.                     Delaware            100       Registrant
LFS, Inc.                                        Delaware            100       Registrant
Lintas Campbell-Ewald Company                    Delaware            100       Registrant
Lintas, Inc.                                     Delaware            100       Registrant
Lintas USA, Inc.                                 Delaware            100       Registrant
Jack Tinker Advertising, Inc.                    Delaware            100       Registrant
McCann-Erickson USA, Inc.                        Delaware            100       Registrant
McCann-Erickson Corporation (International)      Delaware            100       Registrant
McCann-Erickson Corporation (S.A.)               Delaware            100       Registrant
McCann-Erickson (Paraguay) Co.                   Delaware            100       Registrant
McCann-Erickson Worldwide, Inc.                  Delaware            100       Registrant
McCann Healthcare, Inc.                          Delaware            100       McCann-Erickson USA, Inc.
The Lowe Group, Inc.                             Delaware            100       Deo Nederland B.V.
Time Machine, Inc.                               Delaware            100       Registrant
Benito Advertising, Inc.                         Florida             100       LFS, Inc.
Quest & Associates, Inc.                         Kansas              100       Registrant
ZML Software Systems, Inc.                       Kentucky            100       McCann-Erickson USA, Inc.
Lintas Marketing Communications, Inc.            Michigan            100       Registrant
Western International Media Corporation of       Michigan            100       Registrant
     Michigan
Interpublic, Inc.                                New Jersey          100       Registrant
Ammirati & Puris, Inc.                           New York            100       Registrant
McCann Direct, Inc.                              New York            100       Registrant

PAGE

Western International Media Corporation of       New York            100       Registrant
     New York
The Gotham Group, Inc.                           New York            100       Registrant
McCann-Erickson Marketing, Inc.                  New York            100       Registrant
Lowe & Partners Inc.                             New York            100       Lowe International Limited (80%) and
                                                                                 Lowe Worldwide Holdings B.V. (20%)
LCF&L, Inc.                                      New York                      The Lowe Group, Inc. (99.9%) and
                                                                                 GDL, Inc. (.1%)
Goldschmidt Dunst & Lawson Corp.                 New York            100       The Lowe Group, Inc.
GDL, Inc.                                        New York            100       The Lowe Group, Inc.(100% of Common
                                                                                 Stock) and Goldschmidt Dunst &
                                                                                 Lawson Corp. (100% of Preferred Stock)
Scali, McCabe, Sloves, Inc.                      New York            100       Registrant
Long Haymes Carr Lintas, Inc.                    North Carolina      100       Registrant
The Martin Agency, Inc.                          Virginia             91       Scali, McCabe, Sloves, Inc.
Alan S. Newman Associates, Inc.                  Virginia            100       The Martin Agency, Inc.
The Stenrich Group Inc.                          Virginia            100       The Martin Agency, Inc.
Cabell Eanes, Inc.                               Virginia            100       The Martin Agency, Inc.

Foreign:

Interpublic S.A. de Publicidad                   Argentina           100       Registrant
Lintas Proprietary Limited                       Australia
                                                 (New South Wales)   100       Registrant
Lintas Communications Pty. Limited               Australia
                                                 (New South Wales)   100       Lintas Proprietary Limited
Underline Design Group Pty. Limited              Australia            51       Lintas Communications Pty. Limited
McCann-Erickson Advertising Pty. Limited         Australia
                                                 (New South Wales)   100       Registrant
Sales Communications International Pty. Limited  Australia
                                                 (New South Wales)   100       McCann Erickson Advertising Pty. Ltd.

PAGE

Merchant and Partners (Sydney) Pty. Ltd.         Australia           100       Merchant and Partners Australia Pty.
                                                                                 Limited
Merchant and Partners Australia Pty. Limited     Australia           100       Registrant
Lintas Melbourne Proprietary Limited             Australia
                                                 (Victoria)          100       Lintas Proprietary Limited
Initiatives Media Werbemittlung Ges. m.b.H.      Austria             100       Lintas Werbeagentur
                                                                                                   Gesellschaft m.b.H.
Lintas Werbeagentur Gesellschaft m.b.H.          Austria             100       Registrant
McCann-Erickson Gesellschaft m.b.H.              Austria             100       Registrant
PCS Werbeagentur Ges. m.b.H.                     Austria             100       Lintas Werbeagentur Gesellschaft m.b.H.
Campbell Ewald Werbeagentur Ges.m.b.H.           Austria             100       Lowe Worldwide Holdings B.V.
Initiative Media Brussels S.A.                   Belgium             100       Lintas Brussels S.A. (96%) and
                                                                                 Initiatives Media (a French
                                                                                 corporation) (4%)
Programming Media International-PMI S.A.         Belgium             100       Registrant
Initiative Media International S.A.              Belgium             100       Lintas Holding B.V.
McCann-Erickson Co. S.A.                         Belgium             100       Registrant
Lintas Brussels S.A.                             Belgium             100       Lintas Holding B.V.
Universal Media, S.A.                            Belgium             100       McCann Belgium (50%)
                                                                                  Lowe Troost S.A. (50%)
A.C.E. Advertising Creation Marketing N.V.       Belgium             100       Lintas Brussels S.A.
De Roeck En Heering P.R. Consultants N.V.        Belgium             100       Lintas Brussels
S.A.
Lowe Troost S.A.                                 Belgium             100       Lowe Worldwide Holdings B.V.
Direct Creations S.A.                            Belgium              51       Lowe Troost S.A.
Triad Assurance Limited                          Bermuda             100       Registrant
Interpublic Publicidade e Pesquisas              Brazil              100       International Business Services, Inc.
  Sociedade Limitada
McCann-Erickson Publicidade Ltda.                Brazil              100       Registrant
MPM Lintas Communicacoes Ltda.                   Brazil              98.75     Registrant
PPA Profissionais de Promocao Associados Ltda.   Brazil              100       MPM Lintas Communicacoes Ltda.

PAGE

Universal Publicidade Ltda                       Brazil              100       Interpublic Publicidate
                                                                                 E Pesquisas Sociedade Ltda.
Harrod & Mirlin, Inc.                            Canada              100       Registrant (61.5%) and McCann-Erickson
                                                                                 Advertising of Canada Ltd. (38.5%)
McCann-Erickson Advertising of Canada Ltd.       Canada (Federal)    100       Registrant
MacLaren Lintas Inc.                             Canada (Federal)    100       Registrant
Promaction Corporation                           Canada              100       McCann-Erickson Advertising of Canada
Lowe SMS Ltd.                                    Canada              100       Lowe Worldwide Holdings B.V. (43%)
                                                                               and Scali, McCabe, Sloves, Inc. (57%)
West-Can Communications Ltd.                     Canada              100       Scali, McCabe, Sloves,Inc.
C.L.A. Commercial Productions, Ltd.              Canada              100       West Can Communications Ltd.
McCann-Erickson S.A. de Publicidad               Chile               100       Registrant
Lintas Chile S.A.                                Chile               100       Lintas Holding B.V.
Harrison Publicidad De Colombia S.A.             Colombia            100       Registrant
McCann-Erickson Centroamericana                  Costa Rica          100       Registrant
  (Costa Rica) Ltda.
McCann-Erickson Zagreb                           Croatia             100       McCann-Erickson International
GmbH                                                                             McCann-Erickson Prague
                                                 Czech Republic      100       McCann-Erickson International GmbH
Lintas Praha Spol. s.r.o.                        Czech Republic      100       Lintas Deutschland GmbH
Milvang/GR2 A/S                                  Denmark             100       Lintas Danmark A/S
Signatur APS                                     Denmark             100       Lintas Danmark A/S
Lintas Danmark A/S                               Denmark             100       Lintas Holding B.V.
McCann-Erickson A/S                              Denmark             100       Registrant
Pool Media International Aps                     Denmark             100       Registrant
McCann-Erickson Dominicana, S.A.                 Dominican Republic  100       Registrant
McCann-Erickson (Ecuador) Publicidad S.A.        Ecuador              96       McCann-Erickson Corporation
                                                                                 (International)
McCann-Erickson Centro Americana                 El Salvador         100       Registrant
  (El Salvador) S.A.
Artel Studios Limited                            England             100       Stowe, Bowden, Wilson Limited
The Below the Line Agency Limited                England             100       Interpublic Limited

PAGE

Bureau of Commercial Information Limited         England             100       Registrant
Bureau of Commercial Research Limited            England             100       Registrant
CM Lintas International Ltd.                     England             100       Interpublic Limited
Epic (Events & Programming International         England             100       Interpublic Limited
  Consultancy) Limited
H.K. McCann Limited                              England             100       McCann Erickson Advertising Limited
Initiative Media Limited                         England             100       Interpublic Limited
Interpublic Limited                              England             100       Registrant
Fieldplan Ltd.                                   England             100       Interpublic Limited
Interpublic Pension Fund Trustee                 England             100       Interpublic Limited
  Company Limited
Lintas International Limited                     England             100       Interpublic Limited
Lintas Overseas Limited                          England             100       Interpublic Limited
Lintas Superannuation Trustees Limited           England             100       Lintas International Limited
Talbot Television Limited                        England             100       Fremantle International Inc.
Lintas W.A. Limited                              England             100       Interpublic Limited
Still Price Court Twivy D'Souza                  England             100       Interpublic Limited
  Lintas Group Limited
Still Price Court Twivy D'Souza Lintas           England             100       Still Price Court Twivy D'Souza
  Limited                                                                        Lintas Group Limited
Initiative Media London Limited                  England             99.5      Still Price Court Twivy D'Souza
                                                                                 Lintas Group Limited
Brilliant Pictures Limited                       England             100       Still Price Court Twivy D'Souza
                                                                                 Lintas Group Limited
Lintas Supplementary Pension Trustees Limited    England             100       Lintas International Limited
Matter of Fact Communications Limited            England             100       McCann-Erickson Bristol Limited
Orkestra Ltd.                                    England             100       Interpublic Limited
Adware Systems Limited                           England             100       Orkestra Limited
McCann Communications Limited                    England             100       Interpublic Limited
McCann-Erickson Advertising Limited              England             100       Interpublic Limited
McCann-Erickson Bristol Limited                  England             100       McCann-Erickson United Kingdom Limited
McCann-Erickson Central Limited                  England             100       McCann-Erickson United Kingdom Limited

PAGE

McCann-Erickson United Kingdom Limited           England             100       Interpublic Limited
McCann-Erickson Manchester Limited               England             100       McCann-Erickson United Kingdom Limited
McCann Properties Limited                        England             100       McCann-Erickson United Kingdom Limited
The Howland Street Studio Ltd.                   England             100       Interpublic Limited
Coachouse Ltd.                                   England             100       McCann-Erickson Manchester Limited
Salesdesk Limited                                England             100       Orkestra Ltd.
Stowe, Bowden, Wilson Limited                    England             100       McCann-Erickson United Kingdom Limited
Universal McCann Limited                         England             100       Interpublic Limited
Lowe International Limited                       England             100       Interpublic Limited
The Brompton Group Ltd.                          England             100       Lowe International Limited
Brompton Advertising Ltd.                        England             100       The Brompton Group Ltd.
Brompton Promotions Ltd.                         England             100       The Brompton Group Ltd.
Orbit International (1990) Ltd.                  England             100       Lowe International Limited
Lowe Howard-Spink Ltd.                           England             100       Lowe International Limited
International Poster Management Ltd.             England             100       Interpublic Limited
Tavistock Advertising Limited                    England             100       Lowe International Limited
Allen Brady & Marsh Ltd.                         England             100       Tavistock Advertising Limited
Poundhold Ltd.                                   England             100       Lowe International Limited
Colourwatch Ltd.                                 England             100       Lowe International Limited
Kenlarton Ltd.                                   England             100       Lowe International Limited
S.C. Advertising (UK) Limited                    England             100       Lowe International Limited
Colourwheel Limited                              England             100       Lighthold Limited
Face Photosetting Ltd.                           England             100       Smithfield Lease Limited
Smithfield Lease Limited                         England             100       Lowe International Limited
Two Six Seven Limited                            England             100       Lowe International Limited
Lighthold Limited                                England             100       Lowe International Limited
ABM Kershaw Limited                              England             100       Lowe International Limited
The Lowe Group Limited                           England             100       Lowe International Limited
Relationship Marketing Limited                   England             100       Lowe International Limited
The Results Machine Limited                      England             100       Lowe International Limited
LHSB Management Services Ltd.                    England             100       Lowe International Limited
Lowe & Howard-Spink Media Limited                England             100       Lighthold Limited
The Lowe Group Nominees Ltd.                     England             100       Lowe International Limited

PAGE

Impulse International Oy                         Finland             100       Lintas Oy
Lintas Oy                                        Finland             100       Lintas Holding B.V.
Lintas Make Direct Oy                            Finland             100       Lintas Oy
Lintas Service Oy                                Finland             100       Lintas Oy
Womena-Myynninvauhdittajat Oy                    Finland             100       Oy Liikemainonta-McCann AB
Oy Liikemainonta-McCann AB                       Finland             100       Registrant
McCann-Pro Oy                                    Finland             100       Oy Liikemainonta-McCann AB
Mainostoinisto Womena - McCann Oy                Finland             100       Registrant
PMI - Mediaporssi Oy                             Finland              66       Oy Liikemainonta-McCann AB (33%) and
                                                                                 Lintas Oy (33%)
Lowe Brindfors Oy                                Finland             100       Lowe Scandinavia AB
Brindfors Production Oy                          Finland             100       Lowe Brindfors Oy
E.C. Television/Paris, S.A.                      France              100       France C.C.P.M.
France C.C.P.M.                                  France              100       Lintas Holding B.V.
Initiatives Media Paris                          France              100       France C.C.P.M.
Initiative Media International S.A.              France              100       Lintas Holding B.V.
JSC McCann Direct                                France               75       McCann-Erickson (France)
McCann - Promotion S.A.                          France              99.8      McCann-Erickson (France)
Lintas-Paris                                     France              100       France C.C.P.M.
McCann-Erickson (France)                         France              100       Registrant
McCann-Erickson (Paris) S.A.                     France              100       McCann-Erickson (France)
SP3 Conseil S.A.                                 France              100       SP3 S.A.
Creation Sarl                                    France              97.5      SP3 S.A.
Fab + S.A.                                       France              99.4      SP3 S.A.
Infernal Sarl                                    France              100       SP3 S.A.
SP3 Conseils Paris S.A.                          France              99.8      SP3 S.A.
SP3 Lyon S.A.                                    France               95       SP3 S.A.
SP3 S.A.                                         France              100       McCann-Erickson (France)
Delacroix et Gervasi S.A.                        France              100       SP3
McCann Rhone Alpes S.A.                          France              100       McCann-Erickson (France)
Delacroix S.A.                                   France              60.1      McCann-Erickson (France)

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
Publi Media Service                              France               50       Owned in quarters by McCann,
                                                                                 Lintas agencies in France,
                                                                                 Publicis and Idemedia
Sprint S.A.                                      France              100       France C.C.P.M.
Universal Media S.A.                             France              100       McCann-Erickson (France)
Lowe et Associes S.A.                            France              100       Lowe Worldwide Holdings B.V.
Audour, Soum, Larue/Scali, McCabe, Sloves, S.A.  France               60       Scali, McCabe, Sloves, Inc.
Vibalm S.A. France                               France              100       Lowe et Associes
S.A.
Alice SNC France                                 France               50       Vibalm S.A. France
SFA S.A. France                                  France              52.55%    Alice SNC France
Initiativ Media GmbH                             Germany             100       Lintas Deutschland GmbH
Initiativ Verkaufsforderung GmbH                 Germany             100       Lintas Hamburg GmbH
Interpublic GmbH                                 Germany             100       Registrant
Krakow McCann-Erickson GmbH                      Germany             100       McCann-Erickson Deutschland GmbH
Lintas Deutschland GmbH                          Germany             100       Registrant
Lintas Direct GmbH                               Germany             100       Lintas Deutschland GmbH
Lintas Frankfurt GmbH                            Germany             100       Lintas Hamburg GmbH
Lintas Hamburg GmbH                              Germany             100       Lintas Deutschland GmbH
Lintas S Sales Communications GmbH               Germany             100       Lintas Deutschland GmbH
Max W.A. Kamer GmbH                              Germany             100       Lintas Deutschland GmbH
Baader-Lang-Behnken GmbH                         Germany              75       Lintas Deutschland GmbH
Creative Media Services GmbH                     Germany             100       Lintas Deutschland GmbH
McCann Direct GmbH Agentur fuer Direktmarketing  Germany             100       McCann-Erickson Deutschland GmbH
McCann-Erickson (International) GmbH             Germany             100       Registrant
McCann-Erickson Deutschland GmbH                 Germany             100       McCann-Erickson (International) GmbH
McCann-Erickson Scope GmbH                       Germany             100       McCann-Erickson Deutschland GmbH
McCann-Erickson Frankfurt GmbH                   Germany             100       McCann-Erickson Deutschland GmbH
McCann-Erickson Hamburg GmbH                     Germany             100       McCann-Erickson Deutschland GmbH
McCann-Erickson Nurnberg GmbH                    Germany             100       McCann-Erickson Deutschland GmbH
McCann-Erickson Service GmbH                     Germany             100       McCann-Erickson Deutschland GmbH
McCann-Promotion GmbH                            Germany             100       McCann-Erickson Deutschland GmbH
Universalcommunication Media Intensiv GmbH       Germany             100       Interpublic GmbH

PAGE

McCann Healthcare Pharma Kommunikation GmbH      Germany             100       McCann-Erickson Deutschland GmbH
McCann-Erickson Management Property GmbH         Germany             100       McCann-Erickson Deutschland GmbH (80%)
                                                                                 Interpublic GmbH (20%)
Typo-Wenz Artwork GmbH                           Germany             100       Interpublic GmbH
Unterstuetzungskasse der H.K.                    Germany             100       McCann-Erickson (International) GmbH
  McCann Company mbH
Lowe & Partners GmbH Dusseldorf                  Germany             100       Lowe Worldwide Holdings B.V. (75%)
                                                                                 and Registrant (25%)
Heinrich Hoffman & Partner GmbH                  Germany             100       Lowe & Partners GmbH Frankfurt
Lowe & Partners GmbH Frankfurt                   Germany             100       Lowe & Partners GmbH Dusseldorf
Adplus GmbH                                      Germany             100       Lowe & Partners GmbH Frankfurt
K&S Werbeagentur Marketing und Consulting GmbH   Germany             100       Adplus GmbH
Lowe & Partners GmbH Hamburg                     Germany             100       Lowe & Partners GmbH Dusseldorf
Fremantle (Deutschland) Fernsehproduktions GmbH  Germany             100       Fremantle International, Inc.
McCann-Erickson (Hellas) E.P.E.                  Greece              100       Registrant
Universal Media Greece                           Greece              100       McCann-Erickson (International) GmbH
Lintas Worldwide Advertising (Hellas) L.L.C.     Greece              100       Interpublic Limited
Sprint Advertising S.A.                          Greece               51       Fieldplan Limited
Initiative Media Advertising S.A.                Greece              100       Fieldplan Limited
Fremantle Hellas                                 Greece               95       Talbot Television Limited
Publicidad McCann-Erickson Centroamericana       Guatemala           100       Registrant
  (Guatemala), S.A.
McCann-Erickson Centroamericana S. de R.L.       Honduras            100       Registrant
  (Honduras)
Interpublic (China) Limited                      Hong Kong           100       Registrant
Lintas Hong Kong Limited                         Hong Kong           100       Lintas Holding B.V.
Infoplan (Hong Kong) Limited                     Hong Kong           100       McCann-Erickson (HK) Limited
McCann-Erickson (HK) Limited                     Hong Kong           100       Registrant
McCann-Erickson Interpress International         Hungary             100       Registrant
  Advertising Agency Ltd.
Lintas Budapest Reklam es Marketing              Hungary              90       Lintas Deutschland GmbH
  Kommunicacios Kft
Centro Media Planning-Buying-Booking S.r.l.      Italy               100       Lintas Milano S.p.A.

PAGE

Harrison McCann S.r.l.                           Italy               100       McCann-Erickson Italiana S.p.A.
Lintas Milano S.p.A.                             Italy               100       Lintas Holding B.V.
McCann-Erickson Italiana S.p.A.                  Italy               100       Registrant
McCann Marketing Communications S.p.A.           Italy               100       McCann-Erickson Italiana S.p.A.
Pool Media International (P.M.I.) S.r.l.         Italy               100       Registrant (95%) and Business Science
                                                                                 Research Corp (5%)
Universal Media S.r.l.                           Italy               100       McCann-Erickson Italiana S.p.A. (50%)
                                                                                  Pirella Gottsche Lowe S.p.A. (50%)
Universal S.r.l.                                 Italy               100       McCann-Erickson Italiana S.p.A.
Pirella Gottsche Lowe S.p.A.                     Italy                95       Lowe Worldwide Holdings B.V.
De Toffel & PG S.r.l.                            Italy               100       Pirella Gottsche Lowe S.p.A.
Europa Immagine & Comunicazione Srl              Italy                90       Pirella Gottsche Lowe S.p.A.
Lintas - Abidjan                                 Ivory Coast          67       France C.C.P.M.
McCann-Erickson (Jamaica) Limited                Jamaica             100       Registrant
Cato Design, Inc.                                Japan                51       McCann-Erickson Worldwide, Inc.
Hakuhodo Lintas K.K.                             Japan                50       Registrant
McCann-Erickson Inc.                             Japan               100       Registrant
Lintas Japan K.K.                                Japan               100       Lintas Nederland B.V.
McCann-Erickson (Kenya) Limited                  Kenya                73       Registrant
McCann-Erickson (Malaysia) Sdn. Bhd.             Malaysia            100       Registrant
Mutiara-McCann (Malaysia) Sdn. Bhd.              Malaysia          83.50       Registrant
Lintas Worldwide (Malaysia) Sdn. Bhd.            Malaysia            100       Registrant
Initiative Media (M) Sdn. Bhd.                   Malaysia            100       Lintas Worldwide (Malaysia) Sdn. Bhd.
Universal Communication Sdn. Bhd.                Malaysia            100       McCann-Erickson (Malaysia) Sdn. Bhd.
Lintas Direct S.A. de C.V.                       Mexico              100       Registrant
Corporacion Interpublic Mexicana, S.A. de C.V.   Mexico              100       Registrant and Inversionistas Asociados,
                                                                                 S.A. de C.V.
Inversionistas Asociados, S.A. de C.V.           Mexico              100       Registrant
Lintas Mexico S.A. de C.V.                       Mexico              100       Registrant
Lintas Worldwide Namibia (Pty) Limited           Namibia             100       Fieldplan Ltd.
Data Gold B.V.                                   Netherlands         100       IPG Nederland B.V.
Initiative Media B.V.                            Netherlands         100       Lintas Nederland B.V.
IPG Nederland B.V.                               Netherlands         100       Registrant

PAGE

Lintas Direct B.V.                               Netherlands          80       Lintas Nederland B.V.
Lintas Holding B.V.                              Netherlands         100       Registrant
Lintas Nederland B.V.                            Netherlands         100       IPG Nederland B.V.
McCann-Direct B.V.                               Netherlands         100       McCann-Erickson (Nederland) B.V.
McCann-Erickson (Nederland) B.V.                 Netherlands         100       IPG Nederland B.V.
McCann-Erickson Industrieel B.V.                 Netherlands         100       McCann-Erickson (Nederland) B.V.
P. Strating Promotion B.V.                       Netherlands         100       IPG Nederland B.V.
Reclame-Adviesbureau Via B.V.                    Netherlands         100       IPG Nederland B.V.
Programming Media International B.V.             Netherlands         100       Registrant
Universal Media B.V.                             Netherlands         100       IPG Nederland B.V.
Zet Zet B.V.                                     Netherlands         100       Data Gold B.V.
Lowe Worldwide Holdings B.V.                     Netherlands         100       Poundhold Ltd.
Lowe International Holdings B.V.                 Netherlands         100       Registrant
Deo Nederland B.V.                               Netherlands         100       Lowe Worldwide Holdings B.V.
Lowe Kuiper & Schouten B.V.                      Netherlands         100       Lowe Worldwide Holdings B.V.
Lowe Europa B.V.                                 Netherlands         100       Lowe Worldwide Holdings B.V.
Lintas (NZ) Limited                              New Zealand         100       Registrant
McCann-Erickson Limited                          New Zealand         100       Registrant
Universal Media Limited                          New Zealand         100       McCann-Erickson Limited
McCann-Erickson Belfast Limited                  Northern Ireland    100       McCann-Erickson United Kingdom Limited
McCann-Erickson A/S                              Norway              100       Registrant
Universal Media A/S                              Norway              100       McCann-Erickson A/S
McCann Production A/S                            Norway              100       McCann-Erickson A/S
JBR Reklamebyra A/S                              Norway              100       McCann-Erickson A/S
JBR Filialen A/S                                 Norway              100       JBR Reklamebyra A/S
JBR Film A/S                                     Norway              100       JBR Reklamebyra A/S
JBR Invest A/S                                   Norway              100       JBR Reklamebyra A/S
Lowe Brindfors A/S                               Norway              100       Lowe Scandinavia AB
McCann-Erickson de Panama, S.A.                  Panama              100       Registrant
Universal Ideas S.A.                             Panama              100       McCann-Erickson de Panama, S.A.
Conte/McCann-Erickson de Panama S.A.             Panama               51       McCann-Erickson de Panama, S.A.

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
McCann-Erickson (Paraguay) Company               Paraguay            100       McCann-Erickson (Paraguay) Co.
                                                                                 (Delaware)
McCann-Erickson Guangming Advertising Limited    People's Republic    51       McCann-Erickson Worldwide
                                                   of China
McCann-Erickson Corporacion Publicidad S.A.      Peru                100       Registrant
McCann Group of Companies, Inc.                  Philippines         100       Registrant
ITI McCann-Erickson International Advertising    Poland               51       McCann-Erickson International GmbH
Lintas Warszawa                                  Poland              100       Lintas Deutschland GmbH
Lintas, Agencia Internacional de                 Portugal            100       Lintas Holding B.V.
  Publicidade, Ltda.
Inciativas De Meios-Actividades Publicitarias,   Portugal             98       Lintas, Agencia Internacional de
  Limitada                                                                       Publicidade, Ltda.
McCann-Erickson/Portugal Limitada                Portugal            100       Business Science Research Corporation
Universal Media Publicidade, Limitada            Portugal            100       McCann-Erickson/Portugal Limitada
Lowe Portuguesa Publicidade a Estudios de
  Mercado, S.A.                                  Portugal            100       Lowe Worldwide Holdings B.V.
Fremantle Portugal, Producoes Televisas, LDA     Portugal            100       Talbot Television Limited (95%) and
Lintas Puerto Rico, Inc.                         Puerto Rico         100       Lintas, Inc.
McCann-Erickson, Limited                         Republic of Ireland 100       Registrant
McCann-Erickson Moscow                           Russia              100       McCann-Erickson International GmbH
McCann-Erickson Scotland Limited                 Scotland            100       McCann-Erickson United Kingdom Limited
McCann-Erickson (Singapore) Private Limited      Singapore           100       Registrant
Lintas Worldwide (Singapore) Private Limited     Singapore           100       Registrant (95%)
                                                                               Fremantle International Inc. (5%)
McCann-Erickson South Africa (Pty.)              South Africa        100       Registrant
  Ltd. ("McCann Group")
McCann Cape Town (Proprietary) Limited           South Africa        100       McCann Group
McCann Durban (Proprietary) Limited              South Africa        100       McCann Group
McCann International (Proprietary) Limited       South Africa        100       McCann Group
Media Solutions (Proprietary) Limited            South Africa        100       McCann Group

Universal Media (Proprietary) Limited            South Africa        100       McCann Group

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McCannix Proprietary Limited                     South Africa        100       McCann-Erickson Johannesburg
                                                                                 (Proprietary) Limited
McCann South Africa Proprietary Limited          South Africa        100       McCann-Erickson Johannesburg
                                                                                 (Proprietary) Limited
McCann-Erickson Johannesburg (Proprietary)       South Africa        100       McCann-Erickson South Africa
  Limited                                                                        (Proprietary) Limited
Media Initiative (Proprietary) Limited           South Africa        100       Lintas (Proprietary) Limited
Lintas (Proprietary) Limited                     South Africa        100       Lintas Holding B.V. (76%)
                                                                                 Registrant (24%)
McCann-Erickson, Inc.                            South Korea          51       McCann-Erickson Marketing, Inc.
Lintas Korea, Inc.                               South Korea         100       Registrant
Clarin, S.A.                                     Spain               100       McCann-Erickson S.A.
Events & Programming International               Spain               100       Registrant
  Consultancy, S.A. (EPIC)
Cinestar S.A.                                    Spain               100       Clarin, S.A.
Encuadre S.A.                                    Spain                67       Clarin, S.A.
Iniciativas de Medios, S.A.                      Spain               100       Lintas, S.A.
Lintas S.A.                                      Spain               100       Lintas Holding B.V.
McCann-Erickson S.A.                             Spain               100       Registrant
McCann-Erickson Barcelona S.A.                   Spain               100       Registrant
Pool Media International S.A.                    Spain               100       Registrant
Universal Media S.A.                             Spain               100       McCann-Erickson S.A.
Lowe Dospordos S.A.                              Spain               83.7      Lowe Worldwide Holdings B.V.
Lowe RZR S.A.                                    Spain                80       Lowe Worldwide Holdings B.V.
Lowe MBAC S.A.                                   Spain               100       Lowe Worldwide Holdings B.V.
Fremantle de Espana S.L.                         Spain               100       Fremantle International
                                                                               Inc.
AB Lintas Shoppen                                Sweden              100       Lintas AB
McCann-Erickson AB                               Sweden              100       Registrant
Lintas AB                                        Sweden              100       Lintas Holding B.V.
Werne & Co. Annonsbyra I Malmoe AB               Sweden              100       McCann-Erickson AB
Werne & Co. Annonsbyra AB                        Sweden              100       McCann-Erickson AB

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
Ronnberg & Co. A.B.                              Sweden              100       McCann-Erickson AB
PMI Initiative Universal Media AB                Sweden              100       Lintas AB (50%)
                                                                                 McCann-Erickson AB (50%)
Lowe Scandinavia AB                              Sweden              100       Interpublic Svenska AB (66.9%)
                                                                                 and Brindfors Intressenter Invest AB
                                                                                 (33.1%)
Brindfors Intressenter Invest AB                 Sweden              100       Interpublic Svenska AB
Interpublic Svenska AB                           Sweden              100       Lowe International Holdings B.V.
Lowe Brindfors AB                                Sweden              100       Lowe Scandinavia AB
Lowe Brindfors Annonsbyra AB                     Sweden              100       Lowe Scandinavia AB
Boxer Film Produktion AB                         Sweden              100       Lowe Scandinavia AB
Ulla Andersson Mediaaktiebolag                   Sweden               85       Lowe Scandinavia AB
Message Mediaformedling AB                       Sweden              100       Lowe Scandinavia AB
Boisen & Partners Annonsbyra AB                  Sweden              100       Lowe Scandinavia AB
Lintas A.G.                                      Switzerland         100       Lintas Holding B.V.
Max W.A. Kamer AG                                Switzerland         100       Lintas Deutschland GmbH
McCann-Erickson S.A.                             Switzerland         100       Registrant
McCann-Erickson Services S.A.                    Switzerland         100       Registrant
P.C.M. Marketing AG                              Switzerland         100       Lintas Deutschland GmbH
Pool Media-PMI S.A.                              Switzerland         100       Registrant
Unimedia S.A.                                    Switzerland         100       Registrant
Lintas Taiwan Limited                            Taiwan              100       Registrant
McCann-Erickson Taiwan Company                   Taiwan              100       Registrant
Harrison Communications, Ltd.                    Taiwan              100       Registrant
McCann-Erickson (Thailand) Ltd.                  Thailand            100       Registrant
Lintas (Thailand) Ltd.                           Thailand             80       Registrant
Lintas Gulf Limited                              Tortola              51       Lintas International Limited
McCann-Erickson (Trinidad) Limited               Trinidad            100       Registrant
PARS McCann-Erickson Reklamcilik A.S.("PARS")    Turkey              100       Registrant
Link Ajams Limited Sirketi                       Turkey              100       PARS
Universal Media Planlama Ve Dagitim              Turkey              100       PARS
McCann-Direct Reklam Tanitama Servisleri A.S.    Turkey              100       PARS
Grafika Lintas Reklamcilik A.S.                  Turkey               51       Registrant
McCann-Erickson Publicidad De Venezuela, S.A.    Venezuela           99.67     Registrant
McCann-Erickson Payne, Golley Ltd.               Wales               75.9      McCann-Erickson United Kingdon Limited
Lintas (Private) Limited                         Zimbabwe             85       Fieldplan Ltd.

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
         A number of inactive subsidiaries and other subsidiaries, all of which considered in the aggregate as a single subsidiary would not constitute a significant subsidiary, are omitted from the above list.

         These subsidiaries normally do business under their official corporate names.  International Business
         Services, Inc. does business in Michigan under the name "McCann-I.B.S., Inc." and in New York under the name
         "McCann International Business Services".  Lintas, Inc. conducts business through its Lintas New York
         division.   McCann-Erickson conducts some of its business in the states of Kentucky and Michigan under the name "McGraphics".  ZML Software Systems, Inc. also does business under the name "Adware".  McCann-Erickson
         USA, Inc. does business in Michigan under the name SAS and does business in Indiana, Michigan, New York,
         Pennsylvania and Wisconsin under the name of McCann-Erickson Universal Group.  Dailey & Associates Inc. does business in New York under the name "Dailey & Associates of California".
